UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 30, 2011

InterDigital, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	1-33579	23-1882087
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

781 Third Avenue, King of Prussia, Pennsylvania		19406-1409
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610-878-7800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 30, 2011, the compensation committee (the "committee") of the board of directors of InterDigital, Inc. (the "company"), after considering information on total compensation for the company’s executive officers, competitive conditions, accomplishment of company goals, and individual performance, (i) established annual base salaries for fiscal year 2012 for, among other executive officers: William J. Merritt, President and Chief Executive Officer; Scott A. McQuilkin, Chief Financial Officer; Lawrence F. Shay, Executive Vice President, Intellectual Property, and Chief Intellectual Property Counsel; Mark A. Lemmo, Executive Vice President, Corporate and Business Development; and James J. Nolan, Executive Vice President, Research and Development (collectively, the "named executive officers"), (ii) approved fiscal year 2011 short-term incentive awards to, among other executive officers, the named executive officers and (iii) determined the payouts earned with respect to performance-based RSU awards previously granted under the company’s long-term compensation program ("LTCP") to, among other executive officers, the named executive officers.

The following fiscal year 2012 base salaries were approved for the named executive officers:

William J. Merritt, President and Chief Executive Officer: $550,000
Scott A. McQuilkin, Chief Financial Officer: $332,600
Lawrence F. Shay, Executive Vice President, Intellectual Property, and Chief Intellectual Property Counsel: $387,000
Mark A. Lemmo, Executive Vice President, Corporate and Business Development: $322,900
James J. Nolan, Executive Vice President, Research and Development: $302,900

Following the assessment of the company’s achievement of its fiscal year 2011 goals and individual performance during fiscal year 2011, the committee approved the following short-term incentive awards to the named executive officers pursuant to the company’s short-term incentive plan, which are expected to be paid in February 2012.

William J. Merritt, President and Chief Executive Officer: $469,700
Scott A. McQuilkin, Chief Financial Officer: $158,504
Lawrence F. Shay, Executive Vice President, Intellectual Property, and Chief Intellectual Property Counsel: $175,159
Mark A. Lemmo, Executive Vice President, Corporate and Business Development: $124,235
James J. Nolan, Executive Vice President, Research and Development: $117,891

One hundred percent (100%) of all the short-term incentive awards set forth above will be paid in cash.

On January 1, 2009, the named executive officers received performance-based restricted stock unit ("RSU") awards pursuant to the January 1, 2009 through January 1, 2012 LTCP cycle, with each named executive officer’s target amount established as a percentage of his effective base salary as of January 1, 2009. According to the terms of such awards, a percentage of the performance-based RSUs vested on January 1, 2012 based on the company’s achievement of certain pre-established performance criteria during the January 1, 2009 through January 1, 2012 LTCP cycle period. The committee reviewed the performance criteria and accomplishments for the January 1, 2009 through January 1, 2012 LTCP cycle period and determined that the performance-based RSUs would vest on January 1, 2012 with respect to 31% of the shares subject thereto, as set forth below:

William J. Merritt, President and Chief Executive Officer: 3,382 RSUs vested on 1/1/12 (out of target award of 10,909 RSUs)
Scott A. McQuilkin, Chief Financial Officer: 1,733 RSUs vested on 1/1/12 (out of target award of 5,591 RSUs)
Lawrence F. Shay, Executive Vice President, Intellectual Property, and Chief Intellectual Property Counsel: 1,854 RSUs vested on 1/1/12 (out of target award of 5,980 RSUs)
Mark A. Lemmo, Executive Vice President, Corporate and Business Development: 1,605 RSUs vested on 1/1/12 (out of target award of 5,179 RSUs)
James J. Nolan, Executive Vice President, Research and Development: 1,354 RSUs vested on 1/1/12 (out of target award of 4,369 RSUs)

Any accrued dividend equivalents on the RSU awards were paid to the named executive officers in the form of additional shares of common stock upon the vesting of their RSUs on January 1, 2012.

On December 30, 2011, the committee also approved, effective with the LTCP cycle that began on January 1, 2012, the increase of the target payout amount for Mr. Merritt under the LTCP to 150% of his annual base salary.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InterDigital, Inc.

January 4, 2012	By:	/s/ Steven W. Sprecher

Name: Steven W. Sprecher
Title: General Counsel and Secretary